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                                                             CONFORMED COPY
                                                             EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report included (or incorporated by reference) in Synetic, Inc.'s Form 10-K for the year ended June 30, 1997 and to all references to our Firm included in this registration statement (No. 333-18771).

                                              /s/  Arthur Andersen LLP

                                              Arthur Andersen LLP

New York, New York
September 24, 1997